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                                                                    Exhibit 24.1
                                                                    ------------


                           LIMITED POWER OF ATTORNEY
                           -------------------------


     KNOW ALL PERSONS BY THESE PRESENTS, that I, William C. Baker, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Charles J. Yash and Steven C. McCracken, each of whom are executive officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission a registration statement on Form S-8, and any and all amendments thereto, in connection with the registration of an additional 1,500,000 shares of the Company's Common Stock for the supplemental funding of the Company's 1995 Employee Stock Incentive Plan, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

     I have executed this Limited Power of Attorney as of January 19, 2000.


                                                /s/ William C. Baker
                                                --------------------------
                                                William C. Baker


                           LIMITED POWER OF ATTORNEY
                           -------------------------


     KNOW ALL PERSONS BY THESE PRESENTS, that I, Richard L. Rosenfield, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Charles J. Yash and Steven C. McCracken, each of whom are executive officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission a registration statement on Form S-8, and any and all amendments thereto, in connection with the registration of an additional 1,500,000 shares of the Company's Common Stock for the supplemental funding of the Company's 1995 Employee Stock Incentive Plan, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

     I have executed this Limited Power of Attorney as of January 19, 2000.


                                                /s/ Richard L. Rosenfield
                                                --------------------------
                                                Richard L. Rosenfield


                           LIMITED POWER OF ATTORNEY
                           -------------------------


     KNOW ALL PERSONS BY THESE PRESENTS, that I, William A. Schreyer, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Charles J. Yash and Steven C. McCracken, each of whom are executive officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission a registration statement on Form S-8, and any and all amendments thereto, in connection with the registration of an additional 1,500,000 shares of the Company's Common Stock for the supplemental funding of the Company's 1995 Employee Stock Incentive Plan, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

     I have executed this Limited Power of Attorney as of January 19, 2000.


                                                /s/ William A. Schreyer
                                                --------------------------
                                                William A. Schreyer


                           LIMITED POWER OF ATTORNEY
                           -------------------------


     KNOW ALL PERSONS BY THESE PRESENTS, that I, Yotaro Kobayashi, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Charles J. Yash and Steven C. McCracken, each of whom are executive officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission a registration statement on Form S-8, and any and all amendments thereto, in connection with the registration of an additional 1,500,000 shares of the Company's Common Stock for the supplemental funding of the Company's 1995 Employee Stock Incentive Plan, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

     I have executed this Limited Power of Attorney as of January 19, 2000.


                                                /s/ Yotaro Kobayashi
                                                --------------------------
                                                Yotaro Kobayashi